SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C. § 1350, the undersigned officer of Wells Fargo Funds Trust (the “Trust”), hereby certifies, to the best of his knowledge, that the Trust’s report on Form N-CSRS for the six months ended December 31, 2016 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: February 23, 2017

By:

/s/ Andrew Owen Andrew Owen President Wells Fargo Funds Trust

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSRS with the Securities and Exchange Commission.

Exhibit 99.906CERT

SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C. § 1350, the undersigned officer of Wells Fargo Funds Trust (the “Trust”), hereby certifies, to the best of her knowledge, that the Trust’s report on Form N-CSRS for the six months ended December 31, 2016 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: February 23, 2017

By:

/s/ Nancy Wiser Nancy Wiser Treasurer Wells Fargo Funds Trust

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSRS with the Securities and Exchange Commission.

Exhibit 99.906CERT

SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C. § 1350, the undersigned officer of Wells Fargo Funds Trust (the “Trust”), hereby certifies, to the best of his knowledge, that the Trust’s report on Form N-CSRS for the six months ended December 31, 2016 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: February 23, 2017

By:

/s/ Jeremy DePalma Jeremy DePalma Treasurer Wells Fargo Funds Trust

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSRS with the Securities and Exchange Commission.

Exhibit 99.906CERT